SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 8, 1995


                      Cone Mills Corporation
          (Exact Name of Registrant as Specified on its Charter)


   North Carolina                   1-3634             56-0367025
(State or Other Jurisdiction    (Commission File     IRS Employer
of Incorporation)                  Number)            Identifi-
                                                      cation No.


1201 Maple Street, Greensboro, North Carolina            27405

(Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code (910) 379-6246


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Item 7.  Financial Statements and Exhibits.

     This report is being filed to provide the following exhibits:

     1    Form of Underwriting Agreement

     4    Form of Debenture due 2005


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CONE MILLS CORPORATION
                              (Registrant)



Date:  March 8,1995           By:  /S/ John L. Bakane
                                       John L. Bakane
                                       Vice President


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